UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 15, 2009
(Date of earliest event reported)

VISTA INTERNATIONAL TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27783	84-1572525
(State or Other Jurisdiction Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4704 Harlan St., Suite 685, Denver, Colorado 80212
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 690-8300

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	Changes in Registrant’s Certifying Accountant.

On June 27, 2008, Comiskey & Company (Comiskey) advised the company that it would no longer serve as the company’s accountants as they intended to reduce their PCAOB Practice effective June 30, 2008.

Comiskey’s reports on the Company’s financial statements for the years ended December 31, 2007 and 2006 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles except that the report for both years indicated that there was substantial doubt as to the Company’s ability to continue as a going concern and that the financial statements did not include any adjustments that might result from the outcome of this uncertainty.

During the years ended December 31, 2007 and 2006 and through June 30, 2008, there were no disagreements with Comiskey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Comiskey, would have caused it to make reference thereto in connection with its reports on the financial statements for such years.  During the years ended December 31, 2007 and 2006 and through June 30, 2008, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Comiskey with a copy of the foregoing disclosures and requested Comiskey to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Comiskey agrees with the disclosures.  A copy of Comiskey’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On March 13, 2009, the Company’s Board of Directors acting in the capacity of an audit committee engaged AJ Robbins PC (“Robbins”) as the Company’s new independent accountant and to act as the principal accountant to audit the Company’s financial statements. During the Company’s fiscal years ended December 31, 2007 and 2006 and through June 30, 2008, neither the Company, nor anyone acting on its behalf, consulted with Robbins regarding the application of accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided that Robbins concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

ITEM 9.01	Financial Statements and Exhibits

(d)	Exhibits

16.1	Letter to the Securities and Exchange Commission from Robbins regarding the matters disclosed in Item 4.01 of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

VISTA INTERNATIONAL TECHNOLOGIES, INC.

Dated: April 15, 2009	By:	/s/ Barry J. Kemble
Barry J. Kemble, Chief Executive Officer